Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
9.	Goodwill and Other Intangible Assets

The change in the net carrying amount of goodwill for the years ended December 31, 2014 and 2013 by segment is as follows (in thousands):

	Steel Mills	Steel Products	Raw Materials	All Other	Total
Balance, December 31, 2012	$407,045	$805,416	$703,225	$88,852	$2,004,538
Reclassifications	88,852	—	—	(88,852)	—
Translation	—	(26,067)	—	—	(26,067)
Other	—	(4,863)	—	—	(4,863)

Balance, December 31, 2013	495,897	774,486	703,225	—	1,973,608
Acquisitions	98,505	—	—	—	98,505
Translation	—	(30,112)	—	—	(30,112)
Other	—	311	26,352	—	26,663

Balance, December 31, 2014	$594,402	$744,685	$729,577	$—	$2,068,664

The majority of goodwill is not tax deductible.

Previously, Nucor’s steel trading businesses and rebar distribution businesses were reported in the “All Other” category. Beginning in the first quarter of 2013, these businesses were reclassified to the steel mills segment as part of a realignment of Nucor’s reportable segments to better reflect the way in which they are managed (see Note 1).

Goodwill increased by $26.4 million in the third quarter of 2014 due to a correction of deferred taxes related to purchase accounting for the acquisition of The David J. Joseph Company in 2008. This correction did not have an impact on the condensed consolidated statements of earnings, condensed consolidated statements of comprehensive income and the condensed consolidated statements of cash flows in the periods presented and in prior years. Also, this correction had no impact on the results of the goodwill impairment assessments performed in prior periods and is not material to the current or any prior period.

Intangible assets with estimated lives of 5 to 22 years are amortized on a straight-line or accelerated basis and are comprised of the following (in thousands):

	December 31, 2014		December 31, 2013
	Gross Amount	Accumulated Amortization	Gross Amount	Accumulated Amortization
Customer relationships	$1,199,942	$454,353	$1,147,786	$391,254
Trademarks and trade names	158,584	48,356	151,332	40,397
Other	22,823	16,547	21,869	15,182

	$1,381,349	$519,256	$1,320,987	$446,833

Intangible asset amortization expense was $72.4 million in 2014 ($74.4 million in 2013 and $73.0 million in 2012). Annual amortization expense is estimated to be $73.2 million in 2015; $71.5 million in 2016; $69.8 million in 2017; $66.1 million in 2018 and $63.3 million in 2019.

The Company completed its annual goodwill impairment testing as of the first days of the fourth quarters of 2014, 2013 and 2012 and concluded that as of such dates there was no impairment of goodwill for any of its reporting units. We do not believe there are any reporting units at significant risk of goodwill impairment in the near term. However, assumptions in estimating reporting unit fair values are subject to a high degree of judgment and complexity. Changes in assumptions and estimates may affect the estimated reporting unit fair values and could result in impairment charges in future periods.

There are no significant historical accumulated impairment charges, by segment or in the aggregate, related to goodwill.